UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2007

KELLY SERVICES, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
(Address of principal executive offices)
(Zip Code)

(248) 362-4444
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On May 7, 2007, Kelly Services, Inc. (the “Company”), Goldman, Sachs & Co., as representative of the several underwriters named in the underwriting agreement (collectively, the “Underwriters”), and certain selling stockholders of the Company (the “Selling Stockholders”), entered into an underwriting agreement (the “Underwriting Agreement”) relating to the public offering at $27.75 per share of an aggregate of 4,550,000 shares (the “Firm Securities”) of the Company’s Class A Common Stock (the “Class A Common Stock”) by the Selling Stockholders. The Selling Stockholders have also agreed to sell up to an additional 682,500 shares of Class A Common Stock (the “Additional Securities,” and together with the “Firm Securities,” the “Securities”) if the Underwriters exercise in full their over-allotment option.

The Securities offered by the Selling Stockholders are being sold pursuant to the Company’s automatic shelf registration statement on Form S–3ASR (No. 333-140196), which was filed by the Company with the Securities and Exchange Commission on January 25, 2007 (the “Registration Statement”). The Underwriting Agreement is included as Exhibit 1.1 to this report and is incorporated herein and in the Registration Statement by reference.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 to this report and incorporated herein by reference.

On May 7, 2007, the Company and the Selling Stockholders entered into a selling stockholder agreement (the “Selling Stockholder Agreement”) pursuant to which, among other matters, the parties agreed to indemnify each other against certain liabilities, including certain liabilities arising under the Securities Act of 1933, in connection with the offer and sale of the Securities pursuant to the Underwriting Agreement, and the Selling Stockholders agreed to pay or reimburse the Company for the payment of certain expenses arising in connection with the offer and sale of the Securities pursuant to the Underwriting Agreement. The Selling Stockholder Agreement is included as Exhibit 1.2 to this report and is incorporated herein and in the Registration Statement by reference.

The foregoing description of the Selling Stockholder Agreement is qualified in its entirety by reference to the Selling Stockholder Agreement attached as Exhibit 1.2 to this report and incorporated herein by reference herein.

Item 7.01.    Regulation FD Disclosure.

On May 8, 2007, the Company issued a press release announcing the pricing of the offering of Securities by the Selling Stockholders. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

1.1        Underwriting Agreement dated as of May 7, 2007 between and among Kelly Services, Inc., Goldman Sachs & Co., as representative of the several underwriters named therein, and certain selling stockholders named therein.

1.2        Selling Stockholder Agreement dated as of May 7, 2007 between and among Kelly Services, Inc. and certain selling stockholders named therein.

5.1        Opinion of Baker & McKenzie LLP.

99.1      Press release dated May 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: May 8, 2007

/s/ William K. Gerber
William K. Gerber

Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Date: May 8, 2007

/s/ Michael E. Debs
Michael E. Debs

Senior Vice President and Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of May 7, 2007 between and among Kelly Services, Inc., Goldman Sachs & Co., as representative of the several underwriters named therein, and certain selling stockholders named therein.

1.2	Selling Stockholder Agreement dated as of May 7, 2007 between and among Kelly Services, Inc. and certain selling stockholders named therein.

5.1	Opinion of Baker & McKenzie LLP.

99.1	Press release dated May 8, 2007.